John Hancock Trust
Supplement dated September 29, 2008
to the Prospectus dated May 1, 2008
Floating Rate Income Trust
The advisory fee for the Fund is changed from 0.70% of the Fund’s average annual net assets to the following rates effective October 1, 2008:

			Excess Over
	First $1.1 billion of	Next $0.9 billion of	$2 billion of
Portfolio	Aggregate Net Assets*	Aggregate Net Assets*	Aggregate Net Assets*

Floating Rate Income Trust	0.70%	0.675%	0.650%
* Aggregated Net Assets include the assets of the JHT Floating Rate Trust and the JHF II Floating Rate Fund.